Exhibit 10.1

LOAN NUMBER NOTE DATE April 15, 2020 INTEREST RATE 1.00% FIRST PAYMENT DATE November 15, 2020	LOAN NAME RICEBRAN TECHNOLOGIES NOTE AMOUNT $1,791,658.00 MATURITY DATE APRIL 15, 2022 MONTHLY INSTALLMENT AMOUNT $100,236.41

PROMISSORY NOTE

FOR VALUE RECEIVED, RICEBRAN TECHNOLOGIES, a CALIFORNIA CORPORATION 87-0673375 having its principal office at 1330 LAKE ROBBINS DRIVE, SUITE 250, THE WOODLANDS, TX 77380 (“Borrower”), hereby unconditionally promises to pay to the order of SPIRIT OF TEXAS BANK SSB, a Texas state savings bank having an office at 625 University Dr. East, College Station, Texas 77840, or its assigns (“Lender”), the principal amount of ONE MILLION SEVEN HUNDRED NINETY ONE THOUSAND SIX HUNDRED FIFTY EIGHT DOLLARS AND NO/100 ($1,791,658.00) (the “Loan Amount”) at Lender’s office, or at such other place as Lender  may from time to time designate in  writing, in lawful money of the United States, together with all accrued interest thereon as provided in this Promissory Note (this “Note”), as the same may be amended, restated, supplemented, or otherwise modified from time to time in accordance with their terms. This Note is unsecured.

Definitions. Capitalized terms used in this Note shall have the meanings set forth in this Section 1.

“Borrower” has the meaning set forth in the Introductory paragraph.

“CARES Act” means Coronavirus Aid, Relief, and Economic Security Act (Public Law 116-136), as well as any related sections of such statute, and any regulations promulgated thereunder or requirements of the SBA (as defined herein), as any such may be further amended.

“Default” means any of the events specified in Section 4 that constitutes an Event of Default or which, upon the giving of notice, the lapse of time, or both, pursuant to Section 4 would, unless cured or waived, become an Event of Default .

“Event of Default” has the meaning set forth in Section4.

“First Payment Date” means November 15, 2020.

“Interest Rate” shall mean one percent (1.00%) per annum.

“Lender” has the meaning set forth in the Introductory paragraph.

“Loan” means the loan in the amount of ONE MILLION SEVEN HUNDRED NINETY ONE THOUSAND SIX HUNDRED FIFTY EIGHT DOLLARS AND NO/100 ($1,791,658.00) made by Lender to Borrower evidenced by this Note.

“Loan Amount” has the meaning set forth in the Introductory paragraph.

“Loan Documents” means, collectively, this Note and any other documents related to the Loan signed by Borrower, as the same may be amended, restated, supplemented, or otherwise modified from time to time in accordance with its or their terms.

“Maturity Date” means April 15, 2022.

“Monthly lnstallment(s)” means the eighteen (18) equal monthly installments of principal and interest, each payable on the Monthly Payment Dates, in the amount necessary to fully amortize the Loan after the final payment of the Monthly Installment on the Maturity Date and based on the amount of principal and interest outstanding on the First Payment Date, which principal shall have been reduced by any amounts forgiven that have been reimbursed to Lender by the SBA.

“Monthly Payment Date(s)” means the First Payment Date and continuing on the same day of each month thereafter until and including the Maturity Date.

“Note” has the meaning set forth in the Introductory paragraph.

“Parties” means Borrower and Lender, and their permitted successor and assigns.

“Payroll Protection Program” means Sections 1102 and 1106 of the CARES Act, as well as any related sections of such statute, and any regulations promulgated thereunder or requirements of the SBA, as any such may be further amended.

“Person” means any individual, corporation, limited liability company, trust, joint venture, association, company, limited or general partnership, unincorporated organization, governmental authority, or other entity.

“SBA” means the Small Business Administration.

Payment of Interest and Principal. Interest and principal under this Note shall be payable as follows:

Interest. Except as otherwise provided in this Note, the outstanding Loan Amount shall accrue interest at an annual rate equal to the Interest Rate from the date of this Note until paid in full, whether at maturity, by prepayment or otherwise.

Monthly Payment Dates. Borrower shall pay the Monthly Installment on each Monthly Payment Date.

Final Payment. A final payment in the aggregate amount of the then outstanding and unpaid Loan Amount, together with all accrued and unpaid interest thereon, shall become immediately due and payable in full on the Maturity Date.

Interest after Maturity Date. Interest shall continue to accrue at the Interest Rate on all amounts unpaid at the Maturity Date.

Computation of Interest. All computations of interest shall be made on the basis of the actual number of days elapsed in a year of 365 days. Interest shall begin to accrue on the Loan Amount on the date of this Note, and shall not accrue on the Loan Amount on the day on which it is paid.

Payment.

Permitted Prepayment. Borrower shall have the right to prepay all or any portion of the principal balance of the Loan then outstanding under this Note, together with all accrued and unpaid interest thereon, at any time without penalty or fee and without notice to Lender. If Borrower prepays more than 20 percent and the Loan has been sold on the secondary market, Borrower must: a. Give Lender written notice; b. Pay all accrued interest; and c. If the prepayment is received less than 21 days from the date Lender received the notice, pay an amount equal to 21 days interest from the date lender received the notice, less any interest accrued during the 21 days and paid under b. of this paragraph. If Borrower does not prepay within 30 days from the date Lender received the notice, Borrower must give Lender a new notice.

Manner of Payment. All payments of interest, principal and all other sums due hereunder shall be made in lawful money of the United States of America on the date on which such payment is due by check or wire transfer of immediately available funds to Lender.

Application of Payments. All payments made hereunder shall be applied first to pay interest accrued to the date that Lender receives the payment and then to bring principal current. Lender will apply any remaining balance of a payment to reduce principal.

Returned Payment Charge. Borrower agrees to pay a fee not to exceed $30.00 for each check, electronic payment, negotiable order of withdrawal or draft issued in connection with this Note that is returned because it has been dishonored.

Business Day Convention. Whenever any payment to be made hereunder shall be due on a day that is not a business day, such payment shall be made on the next succeeding business day and such extension shall not be taken into account in calculating the amount of interest payable under this Note.

Authorized Uses of Proceeds. The proceeds of this Loan shall be used for the following purposes only : (a) payroll costs (as defined in the CARES Act, and in Section 2.f of the SBA Interim Final Rule dated April 2, 2020); (b) costs related to the continuation of group health care benefits during periods of paid sick, medical, or family leave, and insurance premiums; (c) mortgage interest payments (but not mortgage prepayments or principal payments) on a mortgage incurred before February 15, 2020; (d) rent payments required by leases in force on February 15, 2020; (e) utility payments for which service began before February 15, 2020; (f) interest payments on any other debt obligations that were incurred before February 15, 2020; and/or (g) refinancing an SBA Economic Injury Disaster Loan (EIDL) made between January 31, 2020 and April 3, 2020, under the conditions as specified in Section 2.r.vii of the SBA Interim Final Rule dated April 2, 2020.

Default. Borrower is in default under this Note if Borrower does not make a payment when due under this Note, or if Borrower: (a) Fails to perform as required by this Note or any other Loan Documents; (b) Defaults on any other loan with Lender; (c) Does not disclose, or anyone acting on Borrower’s behalf does not disclose, any material fact to Lender or to the SBA; (d) Makes, or anyone acting on Borrower’s behalf makes, a materially false or misleading representation to Lender or to the SBA; (e) Defaults on any loan or agreement with another creditor, if Lender believes the default may materially affect Borrower’s ability to pay this Note ; (f) Fails to pay any taxes when due; (g) Becomes the subject of a proceeding under any bankruptcy or insolvency law; (h) Has a receiver or liquidator appointed for any part of their business or property; (i) Makes an assignment for the benefit of creditors ; (j) Has any adverse change in financial condition or business operation that Lender believes may materially affect Borrower’s ability to pay this Note; (k) Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender’s prior written consent ; or (I) Becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower’s ability to pay this Note.

Lender’s Rights upon Default. Without notice or demand and without giving up any of its right s, Lender may:
(a) Require immediate payment of all amounts owing under this Note; (b) Collect all amounts owing from Borrower; or (c) File suit and obtain judgment.

Non-Recourse. Lender and SBA shall have no recourse against any individual shareholder, member or partner of Borrower for non-payment of this Loan, except to the extent that such shareholder, member or partner uses the proceeds of this Loan for an unauthorized purpose.

Borrower’s Representations, Warranties, Certifications, Covenants and Acknowledgements.

Representations, Warranties and Certifications. Borrower represents, warrants and certifies to Lender as follows:

If Borrower is an entity, Borrower is currently existing, in good standing and duly organized under the laws of the state of its organization , and has the power to own its property and to carry on its business in each jurisdiction in which it operates.

Borrower has full power and authority to enter into this Note, to execute and deliver this Note and to incur the obligations provided for herein. No consent or approval of members or of any public authority is required as a condition to the validity of this Note.

This Note constitutes the valid and legally binding obligation of the Borrower, enforceable in accordance with its stated terms.

Borrower was in operation on February 15, 2020 and had employees for whom Borrower paid salaries and payroll taxes or paid independent contractors, as reported on Form(s) 1099-MISC, on such date.

Current economic uncertainty makes this loan request necessary to support the ongoing operations of the Borrower.

The proceeds of this Loan will be used in accordance with Section [4].

At least seventy-five percent (75%) of the proceeds of this Loan will be used for “payroll costs” (as defined in the CARES Act).

Borrower has not received another Paycheck Protection Program loan.

Borrower (i) is an independent contractor, eligible self-employed individual, or sole proprietor, employs no more than the greater of 500 or employees or, if applicable, meets the size standard in number of employees established by the SBA in 13 C.F.R. 121.201 for the Borrower’s industry, or (iii) is a franchise that is listed in the SBA’s Franchise Directory.

Borrower is eligible to participate in the Paycheck Protection Program.

Neither Borrower (if an individual) nor any individual owning twenty percent (20%) or more of the equity of Borrower is subject to an indictment, criminal information , arraignment, or other means by which formal criminal charges are brought in any jurisdiction, or is presently incarcerated, or on probation or parole.

Neither Borrower (if an individual) nor any individual owning twenty percent (20%) or more of the equity of Borrower has within the last 5 years, for any felony: (i) been convicted, (ii) pleaded guilty, pleaded nolo contendere, (iv) been placed on pretrial diversion, or (v) been placed on any form of parole or probation (including probation before judgment).

Neither Borrower nor any owner (as defined in Borrower’s SBA Form 2483) is presently suspended, debarred, proposed for debarment, declared ineligible, voluntarily excluded from participation in this transaction by any federal department or agency, or presently involved in any bankruptcy.

Neither Borrower nor any of its owners, nor any business owned or controlled by any of them, ever obtained a direct or guaranteed loan from SBA or any other federal agency that is currently delinquent or has defaulted in the last seven (7) years and caused a loss to the government.

The principal place of residence for all employees included in the Borrower’s payroll calculation is the United States.

This Loan is for business purposes.

Since the date of Borrower’s application (SBA Form 2483), there has been no change in the ownership of Borrower.

Borrower has provided to Lender all corporate documents of Borrower, including all organizational documents and all required resolutions and other documents authorizing the Loan.

No officer, director, owner of more than 10 percent (10%) of the equity, or key employee of Borrower is an officer, director, key employee, or holder of 10 percent (10%) or more of the value of the Lender’s stock or debt instruments, or an Agent (as defined in 13 C.F.R. 103.1) involved in the loan process.

Any tax documents provided to the Lender are identical to those submitted to the Internal Revenue Service.

Borrower has not and is not using an “agent” that would be entitled to fees in accordance with the CARES Act.

Covenants. Borrower hereby covenants and agrees, until the Loan is repaid in full:

To keep proper books of account in a manner satisfactory to Lender;

To promptly furnish financial statements, reports and any other information upon the reasonable request of Lender;

To allow Lender or SBA, at Borrower’s expense, to inspect and audit books, records and papers relating to Borrower’s financial or business condition;

Not to make any distribution of company assets that will adversely affect the financial condition of Borrower;

Not to change the ownership structure or interest in the business; and

Not to sell, lease, pledge, encumber (except by purchase money liens on property acquired after the date of the Note), or otherwise dispose of any of Borrower’s property or assets, except in the ordinary course of business.

Acknowledgements.

The loan is subject to the limited loan forgiveness provisions of section 1106 of the CARES Act, and the SBA Interim Final Rule dated April 2, 2020. Borrower hereby acknowledges that Lender makes no representation or warranty as to: (i) the Borrower’s ability to receive forgiveness for any portion of the Loan under the applicable provisions of the CARES Act; (ii) the eligibility of any of Borrower’s expenses for forgiveness under the applicable provisions of the CARES Act; (iii) the documentation required for any forgiveness; or (iv) the tax consequences, federal, state or otherwise, if any, associated with the forgiveness of any portion of the Loan.

Borrower acknowledges that Borrower must apply for loan forgiveness through Lender and that there will be no loan forgiveness without Borrower’s submission of the proper application and documentation to the Lender.

Borrower understands, acknowledges, and agrees that Lender can share the tax information with SBA and SBA’s authorized representatives, including authorized representatives of the SBA Office of Inspector General, for the purpose of compliance with the SBA Loan Program Requirements and all SBA reviews.

Borrower recognizes and acknowledges that if and to the extent that SBA does not forgive the Loan, then Borrower will owe to Lender the outstanding amount of principal and interest on the Loan.

Borrower agrees and acknowledges that all communications made by Lender relating to the Payroll Protection Program are qualified in their entirety by the text of the Payroll Protection Program, as may be amended and/or supplemented by currently existing or forthcoming regulations, guidance and requirements of the SBA and other governmental agencies.

Applicant acknowledges that if Applicant defaults on the loan received under Program, the SBA may be required to pay Lender under the SBA guarantee, and that SBA may then seek recovery on the loan (to the extent any balance remains after forgiveness).

Notices. Unless specifically stated otherwise in this Note, all notices, requests and communications required or permitted to be delivered under this Note shall be in writing and delivered to all Persons at the addresses provided in the Introductory Paragraph herein, or such other address that such Party may notify the other in writing.

Governing Law. This Note and any claim, controversy, dispute or cause of action (whether in contract, equity, tort, or otherwise) based upon, arising out of or relating to this Note and the transactions contemplated hereby shall be governed by the laws of the State of Texas. When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.

Counterparts; Integration; Effectiveness. This Note and any amendments, waivers, consents, or supplements hereto may be executed in counterparts, each of which shall constitute an original, but all taken together shall constitute a single contract. THIS NOTE AND THE LOAN DOCUMENTS CONSTITUTE THE ENTIRE CONTRACT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ALL PREVIOUS AGREEMENTS AND UNDERSTANDINGS, ORAL OR WRITTEN, WITH RESPECT THERETO, AND MAY NOT BE CONTRACTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS  OF THE PARTIES.   THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. Delivery of an executed counterpart of a signature page to this Note and the Loan Documents or any amendment, modification, or supplement thereto by facsimile or in electronic (i.e., “.pdf” or “.tif”) format shall be effective as delivery of a manually executed counterpart of this Note and the Loan Documents.

Agreement to Make Changes to this Note. Borrower acknowledges that in order to disburse the proceeds of this Loan to Borrower at the earliest possible time, Lender has prepared this Note based on its current understanding of the Paycheck Protection Program administered by the SBA and the terms thereof. Borrower agrees that, if Lender deems it necessary or appropriate to amend this Note in any respect in order for this Note to comply with the requirements of the Paycheck Protection Program or for the SBA to guarantee all or any portion of the amounts outstanding under this Note, Borrower will sign and deliver to Lender any amendment to this Note or a new note in replacement of this Note, with the terms of any amendment or new note retroactive to the date of this Note. Borrower will also execute any additional documentation the Lender requests that Lender believes is consistent with the purposes of the Paycheck Protection Program.

Successors and Assigns. This Note may be assigned or transferred, in whole or in part, by Lender to any Person at any time without notice to or the consent of Borrower. Borrower may not assign or transfer this Note or any of its rights or obligations hereunder without the prior written consent of Lender. This Note shall inure to the benefit of and be binding upon the Parties and their permitted assigns.

Waiver of Notice. Borrower hereby waives presentment, demand for payment, protest, notice of dishonor, notice of protest or nonpayment, notice of intent to accelerate, notice of acceleration of maturity and diligence in connection with the enforcement of this Note or the taking of any action to collect sums owing hereunder.

Attorneys’ Fees; Expenses. Lender may hire an attorney to help collect this Note if Borrower defaults, and Borrower will pay Lender’s reasonable attorneys’ fees. Borrower will also pay Lender all other amounts actually incurred by Lender in connection with Lender’s collection efforts on this Note. If Lender incurs any such fees or expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance.

Amendments and Waivers. No term of this Note may be waived, modified, or amended except by an instrument in writing signed by both of the Parties. Any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given. Notwithstanding any of the foregoing, to the extent that any provision of this Note is in contravention of the CARES Act, this Note will be modified without further action by Lender or Borrower such that it complies with the CARES Act.

Headings. The headings of the various Sections and subsections herein are for reference only and shall not define, modify, expand or limit any of the terms or provisions hereof.

No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising on the part of Lender, of any right, remedy, power, or privilege hereunder shall operate as a waiver thereof ; nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers, and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers, and privileges provided by law or available in equity.

Severability. If any term or provision of this Note is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Note or invalidate or render unenforceable such term or provision in any other jurisdiction.

Time of Essence. Time shall be of the essence with respect to all of Borrower’s obligations under this Note.

Electronic Execution. The words “execution,” “signed,” “signature,” and words of similar import in the Note shall be deemed to include electronic or digital signatures or the keeping of records in electronic form , each of which shall be of the same effect, validity and enforceability as manually executed signatures or a paper-based record-keeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000 (15 U.S.C.A. § 7001 et seq.) and the CARES Act .

Further Documentation. Borrower agrees to fully cooperate in the correction, if necessary, in the reasonable discretion of Lender, of any and all loan closing documents so that all documents accurately describe the Loa n. Borrower further agrees to execute any additional documents that Lender may from time to time deem to be required by the SBA or the regulations implementing the CARES Act , including, without limitation, any note or similar instrument required to substitute, amend and/or replace this Note.

SIGNATURE LINE ON NEXT PAGE

Signature. Borrower has executed this Note as of the date set forth on the first page of this Note and acknowledges that prior to signing the Borrower has read and understood all the provisions of this Note and agrees to be bound by its terms. The Borrower also acknowledges receipt of a complete copy of this Note.